UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 7, 1997



                        ABT BUILDING PRODUCTS CORPORATION
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             (Exact name of registrant as specified in its charter)




    State of Delaware                0-21856                13-3684348
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      (State or other        (Commission File Number)   (I.R.S. Employer
      jurisdiction of                                   Identification No.)
      incorporation)



  One Neenah Center, Suite 600, Neenah, Wisconsin               54956
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      (Address of principal executive offices)                (zip code)



Registrant's telephone number, including area code (414) 751-8611


                                 Not applicable
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          (Former name or former address, if changed since last report)





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Item 5.     Other Events.
            -------------

            On July 7, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.      Exhibits
             --------


      Exhibit Number
 (Referenced to Item 601
    of Regulation S-K)                  Description of Exhibit
 -----------------------                ----------------------

         99.1                  Registrant's Press Release, dated as of
                               July 7, 1997.












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                                                                               3







                                   Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: July 7, 1997

                              ABT BUILDING PRODUCTS CORPORATION



                              By:   /s/ Joseph P. O'Neill
                                  -------------------------------------
                                  Joseph P. O'Neill
                                  Vice President, Finance-Controller








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                                                                               4





                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K



            Exhibit No.                     Description of Exhibit
            -----------                     ----------------------

                99.1              Registrant's Press Release, dated as of
                                  July 7, 1997.